Exhibit 8.1

List of the Registrant’s Subsidiaries and Consolidated Affiliated Entities

Name	Jurisdiction of Incorporation
Subsidiaries:
Beijing Century TAL Education Technology Co., Ltd.	PRC
Beijing Huanqiu Zhikang Shidai Education Consulting Co., Ltd.	PRC
Beijing Lebai Information Consulting Co., Ltd.	PRC
Beijing Xintang Sichuang Education Technology Co., Ltd.	PRC
Firstleap Education	Cayman Islands
Firstleap Education (HK) Limited	Hong Kong
Pengxin TAL Industrial Investment (Shanghai) Co., Ltd.	PRC
TAL Holding Limited	Hong Kong
Tianjin Dongxuetang Education Information Consulting Co., Ltd.	PRC
Tianjin Hongqiao District Xueersi Training School	PRC
Wuxi TAL Education Consulting Co., Ltd.	PRC
Nanchang Yidu Education Consulting Co., Ltd.	PRC
Gansu Xueersi Peiyou Education Training Co., Ltd.	PRC
Suzhou Yizhen Education Technology Co., Ltd.	PRC
Yidu Huida Education Technology (Beijing) Co., Ltd.	PRC
Fuzhou Gulou District Xueersi Training School	PRC
Xiamen Siming District Xueersi Education Training School	PRC
Yidu Technology Group	Cayman Islands
Yidu Technology Group Limited	Hong Kong
Yidu Xuedi Network Technology (Beijing) Co., Ltd.	PRC
Zhixuesi Education Consulting (Beijing) Co., Ltd.	PRC
Beijing Yizhen Xuesi Education Technology Co., Ltd	PRC

VIEs:
Beijing Lebai Education Consulting Co., Ltd.	PRC
Beijing Xueersi Education Technology Co., Ltd.	PRC
Beijing Xueersi Network Technology Co., Ltd.	PRC
Xinxin Xiangrong Education Technology (Beijing) Co., Ltd.	PRC

Subsidiaries and Schools of VIEs:
Beijing Lebai Technology Consulting Co., Ltd	PRC
Beijing Bangxue Education Technology Co., Ltd	PRC
Beijing Changping District Xueersi Training School	PRC
Beijing Chaoyang District Firstleap Children English Training School	PRC
Beijing Chaoyang District Xueersi Training School	PRC
Beijing Dongcheng District Xueersi Training School	PRC
Beijing Dongfangrenli Trade Development Co., Ltd	PRC
Beijing Haidian District Lejiale Training School	PRC
Beijing Haidian District Xueersi Training School	PRC
Beijing Haiwo Travel Agency Co., Ltd	PRC
Beijing Huaizhi Investing Management Center ( Limited Partnership )	PRC
Beijing Jiazhangbang Network Technology Co., Ltd	PRC
Beijing Jingshi Shifan Culture Distribution Co., Ltd	PRC
Beijing Ledulekao Education Technology Co., Ltd	PRC
Beijing Lixue Education Consulting Co., Ltd	PRC
Beijing Mobby Siwei Education Technology Co., Ltd	PRC
Beijing Quanchangjing Internet Technology Co., Ltd	PRC

Beijing Shijingshan District Firstleap Children English Training School	PRC
Beijing Shijingshan District Xueersi Training School	PRC
Beijing Shunshun Bida Information Consulting Co., Ltd	PRC
Beijing TAL Sichuang Investing Co., Ltd	PRC
Beijing Tianxun Education Consulting Co., Ltd	PRC
Beijing Universal Link Exit& Entry Service Co., Ltd	PRC
Beijing Xicheng District Xueersi Training School	PRC
Beijing Xueersi Nanjing Education Technology Co., Ltd.	PRC
Beijing Yinghe Youshi Technology Co., Ltd	PRC
Beijing Zhikang Culture Distribution Co., Ltd.	PRC
Changchun Xueersi Education Technology Co., Ltd	PRC
Changsha TAL Education Technology Co., Ltd	PRC
Changsha Yuhua District Xueersi Creative Education Training School	PRC
Changzhou Xuesi Education Consulting Co., Ltd	PRC
Chengdu Jinniu District Xueersi Training School	PRC
Chengdu Qingyang District Xueersi Training School	PRC
Chengdu Weijiajuhe Education Consulting Co., Ltd	PRC
Chengdu Xueersi Education Consulting Co., Ltd.	PRC
Chongqing Lichen Education Consulting Co., Ltd	PRC
Chongqing Nan'an District Xueersi Training School	PRC
Chongqing Shapingba District Xueersi Education Training School	PRC
Dalian Yidu Education Consulting Co., Ltd	PRC
Dongguan Xueersi Education Consulting Co., Ltd	PRC
Firstleap USA Inc.	USA
Foshan Lekao Network Technology Co., Ltd	PRC
Guangdong Xianda Study Abroad Service Co., Ltd	PRC
Guangzhou Haizhu District Xueersi Training Center	PRC
Guangzhou Liwan District Xueersi Training Center	PRC
Guangzhou Tianhe District Xueersi Training Center	PRC
Guangzhou Xianda Enterprise Management Consulting Co., Ltd	PRC
Guangzhou Xueersi Education Technology Co., Ltd.	PRC
Guangzhou Yuexiu District Xueersi Training School	PRC
Guizhou TAL Education Consulting Co., Ltd	PRC
Hangzhou Xueersi Education Consulting Co., Ltd.	PRC
Ha'erbin Xueersi Education Technology Co., Ltd	PRC
Hangzhou Xueersi Training School	PRC
Hefei Lebai Education Consulting Co., Ltd	PRC
Hefei Yidu Education Consulting Co., Ltd	PRC
Hefei Youxue Education Consulting Co., Ltd	PRC
Huhehaote Ledu Education Consulting Co., Ltd	PRC
Jiangmen Jianghai District Modern Education Training Center	PRC
Jinan Xueersi Education Training School	PRC
Leweilai Education Technology (Beijing) Co., Ltd	PRC
Lingheng Investing Holding ( Beijing ) Co., Ltd	PRC
Luoyang Xueersi Culture Distribution Co., Ltd	PRC
Mobby Sichuang ( Beijing ) Education Technology Co., Ltd	PRC
Mobby Weilai ( Beijing ) Education Technology Co. ,Ltd	PRC
Molan ( Beijing ) Human Resource Management Consulting Co., Ltd	PRC
Nanjing Aixue Education Training Center	PRC
Nanjing Dahai Education Technology Co., Ltd	PRC
Nanjing Firstleap Children English Training Center	PRC
Nanjing Lebai Education Consulting Co., Ltd	PRC
Nanjing Xintang Sichuang Education Consult Co., Ltd	PRC
Nanjing Xueersi Education Training School	PRC
Nanning Ledu Education Technology Co., Ltd	PRC
Nantong Yizhen Education Consulting Co., Ltd	PRC

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Ningbo Xueersi Peiyou Training School	PRC
Qingdao Xueersi Wenli Training School	PRC
Qingdao Xueersi Education Information Consulting Co., Ltd.	PRC
Shanghai Changning District Xueersi Training School	PRC
Shanghai Minhang District Xueersi Training School	PRC
Shanghai Mobby Education Training Co., Ltd	PRC
Shanghai Putuo District Xueersi Training School	PRC
Shanghai Tongwantongle International Travel Agency Co., Ltd	PRC
Shanghai Tuoxiao Information Technology Co., Ltd	PRC
Shanghai Xueersi Education Training Co., Ltd. (formerly known as “Shanghai Xueersi Education Information Consulting Co., Ltd)	PRC
Shanghai Xuesi Education Training Co., Ltd	PRC
Shanghai Xuhui District Xueersi Training School	PRC
Shanghai Yaya Information Technology Co., Ltd	PRC
Shaoguan Zhenjiang District Modern Beiya Training Center	PRC
Shenyang Firstleap Education Training School	PRC
Shenyang Heping District Firstleap Education Training School	PRC
Shenyang Libei Education Consulting Co., Ltd.	PRC
Shenyang Shenhe District Xueersi Education Training School	PRC
Shenyang Tiexi District Firstleap Education Training School	PRC
Shenyang Xueersi Education Consulting Co., Ltd	PRC
Shenyang Xueersi Education Training School	PRC
Shenzhen Xueersi Education Technology Co., Ltd.	PRC
Shenzhen Xueersi Training Center	PRC
Shijiazhuang Qiaoxi District Xueersi Culture Training School	PRC
Suzhou TAL Network Technology Co., Ltd	PRC
Suzhou Xueersi Culture Training Center	PRC
Taiyuan Xiaodian District Xueersi Training School	PRC
Taiyuan Yingze District Xueersi Training School	PRC
Tianjin Heping District Xueersi Training School	PRC
Tianjin Hexi District Xueersi Training School	PRC
Tianjin Xueersi Education Information Consulting Co., Ltd.	PRC
Weilaizhixing ( Beijing ) Education Technology Co., Ltd	PRC
Wuhan Hongshan District Xueersi Education Training School	PRC
Wuhan Jiang’an District Xueersi Training School	PRC
Wuhan Jiang'an District Xueersi Education Yongqing Training School	PRC
Wuhan Jianghan District Xueersi English Training School	PRC
Wuhan Wuchang District Xueersi Education Training School	PRC
Xi’an Xueersi Network Technology Co., Ltd.	PRC
Xiamen Yidu Education Consulting Co., Ltd	PRC
Xi'an Beilin District Xueersi Education Training Center	PRC
Xi'an Lianhu Xueersi Education Training Center	PRC
Xi'an Yanta District Xueersi Training Center	PRC
Xuzhou TAL Education Training Co., Ltd	PRC
Yunnan Xueersi Education Technology Co., Ltd	PRC
Zhengzhou Gaoxin District Xueersi Training School	PRC
Zhengzhou Jinshui District Xueersi Education Training School	PRC
Zhengzhou Zhongyuan District Xueersi Training School	PRC
Zhongshan Shiqi District Modern Beiya Training Center	PRC
Zhongshan Tianxia Education Consulting Co., Ltd	PRC

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